EXHIBIT 99.1


Certification of Principal Executive Officer pursuant to 18 U.S.C. Section 1350

I hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-Q oquarterly period ended March 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Southwest.


By: /s/ Rick Green                                     May 12, 2003
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    Rick Green                                         Date
    President and Chief Executive Officer
    (Principal Executive Officer)